SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)      January 29, 2008
UNITED STATES LIME & MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

TEXAS	0-4197	75-0789226
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

5429 LBJ FREEWAY, SUITE 230, DALLAS, TEXAS		75240
(Address of principal executive offices)		(Zip Code)
(972) 991-8400
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits

Exhibit
Number	Exhibit

99.1	News Release of United States Lime & Minerals, Inc. dated January 29, 2008
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On January 29, 2008, United States Lime & Minerals, Inc. issued a News Release announcing the financial results for the quarter and year ended December 31, 2007. A copy of the News Release is attached hereto as Exhibit 99.1.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 29, 2008	UNITED STATES LIME & MINERALS, INC.

By: /s/ M. Michael Owens
M. Michael Owens, Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	News Release of United States Lime & Minerals, Inc. dated January 29, 2008

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